UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2020

PS BUSINESS PARKS, INC.

(Exact name of registrant as specified in its charter)

California

(State or Other Jurisdiction

of Incorporation)

001-10709	95-4300881
(Commission File Number)	(I.R.S. Employer Identification Number)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value per share	PSB	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a Share of 5.200% Cumulative Preferred Stock, Series W, $0.01 par value per share	PSBPrW	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a Share of 5.250% Cumulative Preferred Stock, Series X, $0.01 par value per share	PSBPrX	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a Share of 5.200% Cumulative Preferred Stock, Series Y, $0.01 par value per share	PSBPrY	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a Share of 4.875% Cumulative Preferred Stock, Series Z, $0.01 par value per share	PSBPrZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Annual Equity Incentive Program

In January 2020, the Compensation Committee (the “Committee”) of the Board of Directors of PS Business Parks, Inc. (the “Company”) unanimously approved the establishment of an annual incentive program (the “Program”) under the Company’s 2012 Equity and Performance-Based Incentive Compensation Plan. The Program will apply to the Company’s senior management, including its named executive officers.

Under the Program, named executive officers will be eligible to receive restricted stock units (“RSUs”) subject to achievement of a pre-established performance target based on growth in the Company’s net asset value per share, as computed by the Committee pursuant to the terms of the Program. In the event the pre-established target is achieved, a named executive officer will generally receive the target award, except that the Committee may adjust the actual award to 75%-125% of the target award based on the Committee’s assessment of whether certain strategic and operational goals were accomplished in the performance period.

RSUs related to any given performance year will be granted on or around March 1 of the subsequent year. RSUs awarded under the Program will vest in five equal installments, with the first installment vesting on the grant date. RSU holders will earn dividend equivalent rights during the vesting period.

The aggregate target dollar value of RSUs that would be granted to the Company’s named executive officers for 2020 performance, assuming that the performance target is achieved, is $1,500,000 for Maria R. Hawthorne, President and Chief Executive Officer, $775,000 for Jeffrey D. Hedges, Executive Vice President and Chief Financial Officer, $950,000 for John W. Petersen, Executive Vice President and Chief Operating Officer, and $240,000 for Trenton A. Groves, Senior Vice President and Chief Accounting Officer. If the pre-established performance target is not achieved, then the named executive officers will not be awarded any RSUs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

Date:	January 24, 2020

By:	/s/ Maria R. Hawthorne
Maria R. Hawthorne
Chief Executive Officer